Sub-Item 77Q1(d): Copies of Constituent Instruments Defining The
Rights of Shareholders Referred to in Sub-Item 77I

Effective July 31, 2015, the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund and Goldman Sachs U.S. Equity Insights Fund (the Funds) commenced offering Class R6 Shares. The terms of the Class R6 Shares for the Funds are described in Post-Effective Amendment No. 475 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 31, 2015 (Accession No. 0001193125-15-272882).
Amendment No. 84 dated April 16, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established Class R6 Shares for the Funds, is incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 455 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2015
(Accession No. 0001193125-15-161650).

Effective July 31, 2015, the Goldman Sachs Income Builder Fund commenced offering Class R6 Shares. The terms of the Class R6 Shares for the Fund are described in Post-Effective Amendment No. 476 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 31, 2015 (Accession No. 0001193125-15-272929). Amendment No. 84 dated April 16, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established Class R6 Shares for the Funds, is incorporated herein by reference to Exhibit (a)
(85) to Post-Effective Amendment No. 455 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2015 (Accession No. 0001193125-15-161650).

Effective July 31, 2015, the Retirement Portfolio Completion Fund commenced offering Class R6 Shares. The terms of the Class R6 Shares for the Fund are described in Post-Effective Amendment No. 477 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 31, 2015 (Accession No. 0001193125-15-272994). Amendment No. 84 dated April 16, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established Class R6 Shares for the Funds, is incorporated herein by reference to Exhibit (a)
(85) to Post-Effective Amendment No. 455 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2015 (Accession No. 0001193125-15-161650).

Effective September 2, 2015, the Goldman Sachs Absolute Return Multi-Asset
Fund commenced offering Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares. The terms of the Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares for the Fund are described in Post-Effective Amendment No. 495 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 2015 (Accession No. 0001193125-15-309266). Amendment No. 84 dated April 16, 2015 to the Registrants Agreement and Declaration of Trust, dated January 28,
1997, which established Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares for the Fund (formerly, Goldman Sachs Global Absolute Return Fund), is incorporated herein by reference to Exhibit (a)(85) to Post -Effective Amendment No. 455 to the Registrants Registration Statement on
Form N-1A filed with the Securities and Exchange Commission on April 30, 2015 (Accession No. 0001193125-15-161650). Amendment No. 86 dated August 13, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which renamed the Fund to its present name, is incorporated herein by reference to Exhibit 99.(1)(iii) to the Registrants Registration Statement on Form N-14 filed with the Securities and Exchange Commission on August 18, 2015 (Accession No. 0001193125-15-294728).